UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2009
LIBERATOR MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On December 3, 2009, Robert Cuillo, was appointed to the Board of Directors of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”).
As compensation for his services as a director, Mr. Cuillo will receive an annual fee of $10,000, payable quarterly, and an option vesting over two years to purchase 50,000 shares of common stock at the current OTCBB market price. Mr. Cuillo’s biographical information is set forth below.
Mr. Cuillo is a four-year naval veteran of the Korean War. He graduated from New York University and the City College of New York with an A.B.A. From 1958 to 1962, Mr. Cuillo worked for the New York Police Department, where he was promoted to Detective. In 1962, Mr. Cuillo moved to Florida and started working in the automotive industry. In 1967, he became a partner in a Chrysler dealership that bore his name. In 1974, Mr. Cuillo became the sole owner of Palm Beach Lincoln Mercury, West Palm Beach, Florida. He then formed Cuillo Enterprises and grew its payroll from 70 employees to over 700 employees. Mr. Cuillo has owned and operated a total of 30 dealerships and related companies. He recently divested himself of all of his dealerships. He is currently president and CEO of Cuillo Enterprises, Inc., and owns and operates two-award winning wineries in Italy. Mr. Cuillo also owns and operates Forte, a West Palm Beach restaurant, and recently became the co-owner of one of Palm Beach’s premier restaurants, Amici.
Mr. Cuillo has been involved in the performing arts as a producer, musician and recording artist. He is the Chairman and CEO of the Broadway production company Intermezzo, Inc., that produces shows on Broadway, Off-Broadway and overseas. Mr. Cuillo is also a major benefactor in the Palm Beaches, supporting many charitable causes including the Kravis Center for the Performing Arts in West Palm Beach, and has served as the Chairman of the Florida Chapter of the Patrons of the Arts in the Vatican Museums.

Item 8.01	Other Events
On December 11, 2009, the Company issued a press release announcing the appointment of Messrs. Cuillo and Farish as Directors of the Company, a copy of which is attached hereto as Exhibit 99.1.
The information under the caption, “Item 8.01 — Other Events,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on December 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: December 11, 2009	/s/ Mark A. Libratore
Mark A. Libratore, President

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